UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 27, 2019

SPX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-6948	38-1016240
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

13320-A Ballantyne Corporate Place
Charlotte, North Carolina 28277
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code  (980) 474-3700

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common Stock, par value $0.01	SPXC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Elections of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 27, 2019, the Board of Directors (the “Board”) of SPX Corporation (the “Company”) elected Meenal Sethna as director of the Company effective October 1, 2019. Also effective October 1, 2019, the Board appointed Ms. Sethna as a member of the Board’s Audit Committee and designated Ms. Sethna as an Audit Committee Financial Expert.

For her service through the Company’s 2020 Annual Meeting of Stockholders, Ms. Sethna will receive a cash retainer based on the annual cash retainer awarded to non-employee directors, but pro-rated for her period of service beginning as of the effective date of her election to the Board. In addition, she will receive an equity grant of time-vested restricted stock units of the Company having a grant date value based on the grant date value of the annual grant of restricted stock units awarded to non-employee directors, but pro-rated for the period of her service beginning as of the effective date of her election to the Board, which restricted shares vest, subject to her continued service on the Board, the day before the Company’s 2020 Annual Meeting of Stockholders. Such annual compensation for non-employee directors of the Company is set forth below:

Annual Retainer of Cash	$75,000
Grant Date Value of Annual Award of Time-Vested Restricted Stock Units	$130,000

A press release issued by the Company on September 3, 2019 announcing the election of Ms. Sethna is filed as Exhibit 99.1 hereto.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit Number	Description

99.1	Press Release, dated September 3, 2019, Meenal Sethna Appointed to the Board of Directors of SPX Corporation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPX CORPORATION
(Registrant)

Date: September 3, 2019	By:	/s/ John W. Nurkin
John W. Nurkin
Vice President, General Counsel and Secretary